UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2013
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51507 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
On December 27, 2013, the stockholders of Waterstone Financial, Inc., a federal corporation, approved the plan of conversion and reorganization of Lamplighter Financial, MHC.  On December 27, 2013, the members of Lamplighter Financial, MHC also approved the plan of conversion and reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: January 2, 2014	/s/ William F. Bruss
Name: William F. Bruss
Title: Senior Vice President, General Counsel and Secretary